EXHIBIT 32.01

SECTION 1350 CERTIFICATION

In connection with this annual report of John W. Henry & Co./Millburn L.P. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Benjamin C. Weston, Chief Executive Officer and President of Merrill Lynch Alternative Investments LLC, the general partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of to the Sarbanes-Oxley Act of 2002, that:

1. This Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2007

By	/s/ BENJAMIN C. WESTON
Benjamin C. Weston
Chief Executive Officer and President